© 2022 Verizon 1

“Safe Harbor” Statement NOTE: In this presentation we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “estimates,” “expects,” “hopes,” “forecasts,” “plans” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The following important factors, along with those discussed in our filings with the Securities and Exchange Commission (the “SEC”), could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: cyber attacks impacting our networks or systems and any resulting financial or reputational impact; damage to our infrastructure or disruption of our operations from natural disasters, extreme weather conditions or terrorist attacks and any resulting financial or reputational impact; the impact of public health crises, including the COVID-19 pandemic, on our operations, our employees and the ways in which our customers use our networks and other products and services; disruption of our key suppliers’ or vendors' provisioning of products or services, including as a result of geopolitical factors, the COVID-19 pandemic or the potential impacts of global climate change; material adverse changes in labor matters and any resulting financial or operational impact; the effects of competition in the markets in which we operate; failure to take advantage of developments in technology and address changes in consumer demand; performance issues or delays in the deployment of our 5G network resulting in significant costs or a reduction in the anticipated benefits of the enhancement to our networks; the inability to implement our business strategy; adverse conditions in the U.S. and international economies; changes in the regulatory environment in which we operate, including any increase in restrictions on our ability to operate our networks or businesses; our high level of indebtedness; significant litigation and any resulting material expenses incurred in defending against lawsuits or paying awards or settlements; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations or adverse conditions in the credit markets affecting the cost, including interest rates, and/or availability of further financing; significant increases in benefit plan costs or lower investment returns on plan assets; changes in tax laws or treaties, or in their interpretation; and changes in accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings. This presentation includes the following measures, each of which is a non-GAAP financial measure: adjusted earnings per share, free cash flow forecast, net unsecured debt/adjusted EBITDA ratio, and net unsecured debt/adjusted EBITDA ratio forecast. As required by SEC rules, we have provided a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures in materials on our website at www.verizon.com/about/investors. 2

Network-as-a-Service 3 Network-as-a-Service Strategy Mobility Broadband Cloud 21st Century Infrastructure Personalized Distributed Virtualized Network Metaverse IoT Our Network is the Foundation for the 5G Economy

Key Verizon Milestones

2019

mmWave Acquisition

Verizon Intelligent Edge Network

First to 5G

Mix & Match Launch

Verizon 2.0 Model

First Industry Green Bond

2020

Nationwide 5G

Public MEC Launch with AWS

Private MEC Launch with AWS + Microsoft

CBRS Acquisition

Citizen Verizon

2021

C-Band Acquisition

TracFone Acquisition

VMG Divestiture

10-Year NFL 5G Deal

EDISON Alliance

2022

C-Band Deployment

Mix & Match 4.0

Verizon Ultra Internet for Home & Business

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Delivering Financial Performance and Growth 5 Wireless Service Revenue $B Dividends $B Adjusted EPS $ per Share

5 Vectors of Growth 6 5 Vectors of Growth Drive Verizon’s Performance

Revenue Growth 4% annual service and other revenue growth in 2024 & beyond Strong Margins NaaS to drive long-term consolidated Adjusted EBITDA growth at or above revenue growth Capital Intensity Reduction below pre-C-Band levels Leverage Achieve target long-term leverage ratio of 1.75-2.0x by 2025 Return of Capital Dividends and Buybacks ESG Invest $3B in Digital Inclusion by 2025 & carbon neutral operations by 2035 Financial Outlook Overview 7

Fundamentals Network Leadership Customer-Driven Models Trusted Brand Financial Discipline Network-as-a-Service Disrupt Broadband Market New Business Models Leadership in Mobility Network-as-a-Service Framework 9

iEN OneFiber Investments Enabling Our Strategy C-Band mmWave 10 Network Spectrum Acquisition Strategic Investments are the Key Enablers that Accelerate our Strategy

Building an Ecosystem Around Us 11 Connectivity OEMs Cloud & Integrators Global Partners

First-of-its-kind Strategic Partnership 12 Verizon’s Network will Enable the Metaverse ● The Metaverse represents a new use case of Verizon’s multi-purpose network ● Partnership to determine: ○ Verizon’s network requirements to support XR cloud rendering and low latency streaming ○ Measure impact of edge computing with Verizon’s MEC infrastructure on key performance metrics for metaverse optimized experiences

Verizon Prepaid Measures of Success + Drive new customer growth + Increase revenue via step-ups, premium offerings and subscription services + Capture share + Fiber + Fixed Wireless Access (FWA) + Build on the first mover advantage + Edge computing and next-gen enterprise solutions + #1 Share + Return on invested capital + Wholesale, MVNOs, and other strategic partnerships + ARPA + Subscribers & Accounts + Premium Unlimited Penetration + Households and Businesses Covered + Total Subscribers + Total Revenue + Prepaid ARPU + Prepaid Subscribers + Prepaid Revenue Measures of Success Measures of Success Measures of Success Network-as-a-Service Overview 13 Measures of Success + Wireless Service Revenue

Addressable Market 14 $120B Serviceable Addressable Market Expansion over Next 5 Years 2021 $460B $120B Growth$340B 2026E

● Consistent strategy driving execution ● Portfolio of assets designed to compete ● Vibrant ecosystem, redefining our market ● Multiple new paths to growth More Pathways to Growth 15

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Global Networks & Technologies Enable NaaS Build the world’s best networks Deploy the world’s best systems Drive best efficiency Develop the world’s best culture 17 4 Pillars Serve as Foundation for NaaS Strategy and Underpin the 5G Economy

Core Fiber RAN TechnologyM u lt i- P u rp o se N et w o rk What Makes Us Different 18

Reduction in Transport Network ElementsCore 1 Verizon Intelligent Edge Network Vision Supports NaaS 93% Reduction in Edge Routers 90% 19 iEN Driving over $1B in Cumulative Benefits

Best-in-class latency Virtualization is Transforming Networks Owned Webscale Platform World leader for VRAN deployment Virtualization Layer Compute Network Storage RAN Core 20 Verizon is a World Leader in VRAN

Fiber is Fundamental to NaaS 45% Expect 50% YE 2022 Sites on Verizon Fiber YE 2021 16.5M Expect Incremental 550K in 2022 Fios Open for Sale YE 2021 21 Owned Fiber Assets Improves Performance and Reliability

Fiber Owner’s Economics 10x Expected Backhaul Increase ~$300M Owner’s Economics Benefits Access cost savings in 2021 22 Fiber Owner’s Economics Drives Cost Efficiency

Transforming the Network 4.5M Circuits Off Copper 60M kWhs Saved 36 Wire Centers Converted to Fiber 11% Copper Trouble Reduction YoY due to network transformation 23 Copper to Fiber Transformation Drives Additional Cost Savings

Industry Leading RAN Design

mmWave
High density + Urban + Enterprises + Industrial

Mid-Band
Suburban + In-building + Complements mmWave

Low-Band
Wide Coverage Rural + Delivers IoT over distances

Satellite
Global Coverage +Enterprise grade connectivity + Automobile + IoT + Backhaul & Broadband + 5G Integration

Coverage and Range

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mmWave Usage Growth Avg. daily usage (TB) mmWave Usage is Growing Fast mmWave Usage in Deployed Footprint Percentage usage on mmWave 25 mmWave is Vital to 5G Plan to Support and Scale Usage in Dense Areas

Ultra Speed C-Band Performance Massive Capacity Peak DL speeds on C-Band C-Band Spectrum (MHz) >900 Mbps 60 Today Peak DL speeds with aggregation C-Band Spectrum (MHz) >1 Gbps 161 2023+ Unique devices connected to C-Band network 12M 26 C-Band off to a Fast Start with Better than Expected Performance

Efficient Use of One Network for Mobility and FWA 12PM – 6PM Peak Mobility Usage 7PM – 9PM Peak FWA Usage While customers are binge watching videoWhile customers are at work 27 Mobility & FWA Peak Usage is Complementary

Capacity Enablers ● More spectrum ● Complementary usage patterns ● Bits per Hertz efficiency Spectral Efficiency Forecast with C-Band 28 5G Spectrum is 80% more Efficient than LTE

C-Band Coverage Exceeding Expectations 100M+ POPs 175M POPs 29 EOY 2021 2021 Investor Day Guide 2022 Investor Day Guide 100M POPs 250M+ POPs 175M POPs EOY 2022 EOY 2023 250M+ POPs C-Band Deployment is Accelerating Faster than Original Build Plan EOY 2024

Customer Network Leadership in MEC & Multi-Cloud Services 30 Cloud Provider 1 Cloud Provider 2 Customer Cloud MEC iEN: Multi-Cloud Leverage Intelligent Edge Network to Connect Customers to Multiple Cloud Environments

5G Services Evolution

Capabilities

LTE, 5G Broadband, Fixed Wireless, Voice over LTE

Consumer & Private Network Slices

Technologies

Evolved Packet Core

Non-Standalone → Standalone → Ultra Reliable

Cloud Native 5G Packet Core

5G Core Evolution will Enable Network Slicing Use Cases as the Ecosystem Evolves

© 2022 Verizon

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© 2022 Verizon Multi-gig up to 10 Gbps symmetrical using NG-PON2 Advanced Fios Network Speed Efficiency Multi-Purpose Reliability 32 Upgraded Technology Enhances Fios Customer Speeds

© 2022 Verizon ● Cloud integration and digitization ● Market-leading platform ● Coverage ● Low latency ● Real-time Internet of Things 33 Unique Network Capabilities Make Verizon an Ideal IoT Partner

© 2022 Verizon ● Network leadership in core, fiber, RAN and technology ● Reliable, differentiated and scalable platform ● Top engineering talent More Pathways to Growth 34

Verizon confidential and proprietary. Unauthorized disclosure, reproduction or other use prohibited. 35

© 2022 Verizon 36 Path to Accelerated Growth Network-as-a-Service Be our customers’ choice for their digital transformation journey Build on our strong leadership position Expand into new growth categories

© 2022 Verizon 37 Market Leader in Mobility and Fiber Broadband 44% 49% Wireless Share #1 in Wireless across Enterprise, Public Sector & SMB B2B Fios Share #1 broadband provider in Fios footprint

© 2022 Verizon 18% 38 5G Mobility 80% Expected 5G Mobility Drivers ● Continued growth in premium plan step-ups ● Suite of above network products ○ Security ○ One Talk ○ Unified Communications 5G Phone Adoption Outlook 4Q21 Delivered Highest Wireless Win Share in More than 2 Years; C-Band Accelerates Industry-Leading Market Share Growth YE2021 YE2025

© 2022 Verizon 39 Nationwide Broadband 14M Expected FWA business locations covered by 2025 ~100K 1M+ Fixed Wireless Access (FWA) Subscribers FWA as Primary Broadband Access for Every Customer Segment and New Use Cases YE2021 YE2025

© 2022 Verizon 40 Verizon Addressable Opportunity by 2025 $30B Private Networks + Edge Compute + Enterprise Solutions • Rapid ecosystem development • First and only player with all 3 major cloud platforms • Seamlessly integrate Public and Private MEC into hybrid, multi-cloud solutions

© 2022 Verizon 41 5G Enables Increased Sensor Capacity & Accelerated Adoption Continued double-digit IoT connections growth expected

© 2022 Verizon 42 Enterprise Private Networking Solutions Increased Productivity Revenue Opportunity Cost Savings Network Customization Operations Monetization Gateway to Enable 5G Private Edge Computing

© 2022 Verizon 43 Private Networking Use Cases Automotive In-building coverage with Hybrid MEC Financial Services Industrial Operations Logistics Education/ Universities Sporting Events & Entertainment Superior Network Positions Verizon to Drive the Market to Accelerated Adoption of Private Networks

© 2022 Verizon 44 Business Transformation New Customers & Revenue Acceleration Enhanced Customer Experiences & Digital Strong Cost Control & Business Simplification Initiatives 1 2 3 Targeting 25% EBITDA Margin

● Building the 21st Century infrastructure: ○ Mobility, Broadband & Cloud ● Accelerating Growth with Many Ways to Win ● Delivering Transformational Customer Outcomes More Pathways to Growth 45

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1 Diversified brand portfolio 2 Home broadband coverage 3 Connecting everyone, everything, everywhere Even Stronger Consumer Group than 12 Months Ago Verizon Prepaid 47 100M POPs mobility C-Band coverage 30M FWA HHs coverage

© 2022 Verizon 48 Go to Market Strength Value Prop Differentiation Product Innovation Customer Experience Lifetime Value Management Omni-Channel Capabilities Network-as-a-Service Wholesale Brand Equity

© 2022 Verizon 49 Winning with Mix & Match 4.0 and C-Band Expanded 5G Ultra Wideband coverage Unlimited premium data with no speed caps The most hotspot capacity offered by any carrier 6 entertainment subscriptions Mix and Match Offers Flexibility and Efficiency that brings more Value to Customers

© 2022 Verizon 50 Personalized Customer Base Management ARPA & Step-up Strategy Exclusive Partnerships Personalized Upgrade Offers Maximize Yield Drive Lifetime Value Create Loyalty

© 2022 Verizon 51 Exceeding 2021 Investor Day Targets 5G Postpaid Phone Penetration Postpaid Plan Mix ARPA Forecast Exceeded Expectations 34% EOP 2021 33% Premium UNL EOP 2021 3.3% ARPA growth to $122.30 FY 2021 2021 Outlook

© 2022 Verizon 52 Raising our Outlook 2022 Outlook 5G Postpaid Phone Penetration Postpaid Plan Mix ARPA Forecast

© 2022 Verizon 53 YE 2025 Nationwide Broadband Targets 50M 18M Expected HHs covered FWA Expected Fios Open For Sale Opportunity to be THE Nationwide Broadband Provider in the U.S.

© 2022 Verizon 54 Winning with Mobile & 5G Home No contracts, data caps or extra fees, equipment included 50% off pricing for Mobile & Home customers Self set-up enhancements Base & Acquisition management to support stress free switching Increase 5G Open for Sale (OFS) Disrupting the Industry with Unparalleled Experience

© 2022 Verizon 55 Home Broadband Subscribers 6.5M 11M YE 2021 2025 E Total Broadband Subscribers = Fios + Fixed Wireless Access

© 2022 Verizon 56 Scaling Value Drives Churn Benefits 16bps 34bps Active Content Subscription Premium Unlimited + Broadband Incremental Improvement in Consumer Phone Churn

© 2022 Verizon 57 Unlocking Substantial Value Go to Market Agility & Lean Structure Amplify Mission with New Products, Services and Innovation Value Market Premium Market

© 2022 Verizon 58 Verizon Value Market Outlook Prepaid Wireless Service Revenue

© 2022 Verizon 59 Network Monetization Strong Revenue Stream Healthy Margins Open for Business Network-as-a-Service Strategy Creates an Additional Pathway to Revenue Growth

© 2022 Verizon 60 Operational Excellence Model Financial Imperatives Go to market Portfolio Omni Operations Consumer Better Customer Experience Lower Costs to Serve Strong Margins

● Multiple paths to grow ● Leading all customer segments ● Disrupting home broadband nationwide ● Agility and nimbleness ● Customer-centric model More Pathways to Growth 61

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● Acquired C-Band and achieved 100M POPs Target ● Completed TracFone acquisition ● Divested non-core assets ● Achieved financial targets 2021 Goals Delivered 63

© 2022 Verizon 64 Platform for Accelerating Performance Revenue Growth Operating Leverage Capital Efficiency Free Cash Flow Conversion Capital Allocation Model

5 Vectors Drive Accelerating Revenue

- 5G Mobility
- Nationwide Broadband
- MEC & B2B Solutions
- Value Market
- Network Monetization

Expected Annual Service & Other Revenue Growth

2022	~3%* YoY
2023	3%+ YoY
2024+	4% YoY

Proof Point: FWA Scaling Quickly. Positioned to Deliver 150K+ FWA Adds in 1Q22

*Organic (excludes Verizon Media Group and TracFone)

© 2022 Verizon

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© 2022 Verizon 66 Revenue Growth Drivers Expected Service & Other Revenue Growth ($B) Consumer Business 2.2%* 4%Growth rates Vector Contributions to 2022-2025 Growth * Excludes impact from Verizon Media

5G Mobility Growth Drivers

5G Mobility Growth Outlook*


$7B+
2021
2022 - 2025 Growth
2025

* Vector includes postpaid net adds, ARPA/ARPU, and device protection

Expected Key Drivers

Consumer

- **2.0%+** ARPA CAGR thru 2025 (excl. FWA)
- **~2/3** from Premium mix and **~1/3** from products
- Growth from subscribers and accounts
- Customers with 5G phones are **2.5X** more likely to take premium unlimited

Business

- Growth from market leadership expansion
- 5G adoption grows to **80%** by year end 2025
- SMB premium mix of ~**70%** by year end 2025

© 2022 Verizon

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© 2022 Verizon 68 Nationwide Broadband Growth Drivers Expected Key DriversBroadband Revenue Outlook* *Note: Includes both Consumer & Business FWA + Fios Revenue FWA • 50M Households Covered by YE 2025 • 14M Businesses covered by YE 2025 • 4M–5M Subscribers by YE 2025 Fios • >18M Open For Sale by YE 2025 • ~8M Internet Subscribers by YE 2025 • Consumer Internet-only mix grows from 40% to 50%+ by YE 2025 Format complete. Ready for Proof Graph data needed -IR to manage OG LINK HERE

MEC & B2B Solutions Growth Drivers

MEC & B2B Solution Revenue Outlook*


$2B+
2021
2022 - 2025 Growth
2025

* Vector includes IoT, MEC, Private Wireless Networks, BlueJeans and other services

Expected Key Drivers

- IoT revenue grows from **$1.5B+** in 2021 driven by double-digit connections CAGR thru 2025
- **~$1B** of growth from Public MEC by YE 2025
- Scaling private networks, delivering private MEC and solutions revenue

© 2022 Verizon

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Value Market Growth Drivers

Prepaid Revenue Growth Outlook


~$1B+*
2021
2022 - 2025 Growth
2025

* Tracfone contribution only includes incremental revenue post acquisition

Expected Key Drivers

- Growing subscriber base over long term
- Shift to unlimited plans and growth in value added services driving ARPU
- Migrating 6M+ off-net subs helps drive **~$1B** in synergies

© 2022 Verizon

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© 2022 Verizon 71 Operating Leverage Plan Operating Scale from Multiple Revenue Sources Network Owner’s Economics Adjusted EBITDA Growth at or Above Revenue Growth $300M 2021 Fiber Access Cost Savings and Annualized Savings Approaching $1B by 2025

© 2022 Verizon 72 Improving Capital Efficiency over Time Capex Outlook ($B) • C-Band accelerated $10B spend concludes in 2023 • $3B run-rate savings from key programs by 2024 ○ Less reliance on 4G LTE capacity over time ○ Completion of One Fiber core build in 2023 ○ iEN efficiencies result in virtualization benefits Expected Key Drivers * At the mid-point of 2022 guidance Positioned for $20B-$22B FCF in 2023 and Expected to Expand thereafter

© 2022 Verizon 73 Target Leverage Ratio Leverage Ratio (Net Unsecured Debt/Adjusted EBITDA) Revenue Growth plus Capital Intensity Reduction Support Deleveraging

© 2022 Verizon 74 Capital Allocation Model Investment in the Business • Capital Expenditures • Spectrum • Mergers & Acquisitions Commitment to Dividend • 15 consecutive years of increases Strong Balance Sheet • Target net unsecured debt to adjusted EBITDA range of 1.75x – 2.0x Share Repurchases • Efficient return of excess cash flow to shareholders 1 2 3 4

● Clear path to 4% annual service and other revenue growth in 2024+ ● Adjusted EBITDA growth at or above revenue growth ● Efficiencies drive lower capital intensity and overall spend ● Target leverage ratio remains at 1.75x – 2.0x with share repurchases considered at 2.25x More Pathways to Growth 75

© 2022 Verizon